Parker Hannifin Corporation Quarterly Earnings Release 4th Quarter FY 2007 August 1, 2007 Exhibit 99.2 * * * * *

Slide 2
Forward-Looking Statements
Forward-Looking Statements:
Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company and individual segments may differ materially from current expectations, depending on economic conditions within both its industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, and growth and innovation initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment results.
Among the other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers or suppliers, including delays or cancellations in shipments or significant changes in financial condition; uncertainties surrounding timing, successful completion or integration of acquisitions; threats associated with and efforts to combat terrorism; competitive market conditions and resulting effects on sales and pricing; increases in raw-material costs that cannot be recovered in product pricing; the company’s ability to manage costs related to employee retirement and health care benefits and insurance; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation and interest rates. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them.

Slide 3
Non-GAAP Financial Measure
This presentation reconciles sales amounts reported in accordance with
U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions made within the prior four quarters as well as the effects of currency exchange rates on sales. The effects of acquisitions and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.

Slide 4 Discussion Agenda CEO 4 th quarter highlights Key performance measures & outlook Questions & answers CEO closing comments

Slide 5
Fourth Quarter and Total Year Highlights
Record Sales, Earnings, Cash Flow and
Segment Operating Margins
Earnings per share from continuing
operations up 19% for the quarter and 33%
for the year
Inventory down to 11.8% of Sales
5% organic growth for the year
Globally balanced in Sales and margins as
evidenced by an all-time record in segment
operating margin of 13.8%

Slide 6 Financial Highlights EPS from Continuing Operations 4 th Quarter and Total Year $1.55 $1.84 $7.01 $5.28 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 Q4 FY07 Q4 FY06 FY07 FY06

Slide 7
Influences on Earnings
4
th
Quarter and Total Year
Sales increased 10% for the quarter and 14% for
the year
Gross profit improved 16% for the quarter and
21% for the year
Higher Other income
Reduction in shares outstanding
3.9 million net reduction for the year
Offset by:
Higher SG&A expense
Higher Interest expense
Higher income taxes
Lower quarterly and annual rate

Slide 8
Financial Highlights
Sales – 4
th
Quarter and Total Year
Dollars in millions
FY2007
%
Change
FY2006 FY2007
%
Change
FY2006
Sales
As reported 2,874 $ 9.8% 2,617 $ 10,718 $ 14.2% 9,386 $
Acquisitions 120        4.6% 585          6.2%
Currency 59          2.2% 241          2.6%
Adjusted Sales 2,695 $ 3.0% 9,892 $   5.4%
4th Quarter YTD

Slide 9 Influences on Sales Continued Industrial end market strength International – Asia Pacific – Latin America – Europe – particularly Germany Distribution Aerospace Acquisitions Emerging markets

Slide 10
Segment Reporting
Industrial North America
Dollars in millions
FY2007
%
Change
FY2006 FY2007
%
Change
FY2006
Sales
As reported 1,055 $ (1.6)% 1,072 $ 4,064 $   1.8% 3,993 $
Acquisitions 21          2.0% 98            2.5%
Currency 2            0.2% 4              0.1%
Adjusted Sales 1,032 $ (3.8)% 3,962 $   (0.8)%
Operating Margin
As reported 165 $    165 $    598 $       597 $
  % of Sales 15.6% 15.4% 14.7% 15.0%
YTD 4th Quarter

Slide 11
Segment Reporting
Industrial International
Dollars in millions
FY2007
%
Change
FY2006 FY2007
%
Change
FY2006
Sales
As reported 1,083 $ 30.3% 831 $    3,901 $   34.4% 2,903 $
Acquisitions 90          10.8% 415          14.3%
Currency 54          6.5% 222          7.6%
Adjusted Sales 939 $    13.0% 3,264 $   12.5%
Operating Margin
As reported 143 $    106 $    533 $       354 $
  % of Sales 13.2% 12.8% 13.7% 12.2%
4th Quarter YTD

Slide 12
Segment Reporting
Aerospace
Dollars in millions
FY2007
%
Change
FY2006 FY2007
%
Change
FY2006
Sales
As reported 445 $    5.9% 420 $    1,685 $   12.0% 1,505 $
Acquisitions 3            0.6% 15            1.0%
Currency 3            0.7% 12            0.8%
Adjusted Sales 439 $    4.6% 1,658 $   10.2%
Operating Margin
As reported 67 $       64 $       270 $       221 $
  % of Sales 15.1% 15.3% 16.0% 14.7%
4th Quarter YTD

Slide 13
Segment Reporting
Climate & Industrial Controls
Dollars in millions
FY2007
%
Change
FY2006 FY2007
%
Change
FY2006
Sales
As reported 292 $    (0.7)% 294 $    1,068 $   8.4% 985 $
Acquisitions 6            2.1% 56            5.7%
Currency --            -- % 4              0.3%
Adjusted Sales 286 $    (2.8)% 1,008 $   2.4%
Operating Margin
As reported 25 $       31 $       82 $         83 $
  % of Sales 8.7% 10.5% 7.7% 8.5%
4th Quarter YTD

Slide 14
Parker Order Rates
Excludes Acquisitions & Currency
3-month year-over-year comparisons, except Aerospace
Aerospace is calculated using a 12-month moving average
FY07 FY06
Total Parker 3% +    12% +
Industrial North America 3% -     8% +
Industrial International 14% + 13% +
Aerospace 8% +    15% +
Climate & Industrial Controls 6% -     22% +
Three months ending June

Slide 15 Balance Sheet Summary Cash Working capital Inventory Accounts receivable Pensions – FAS 158

Operating Cash Flow
% to Sales
FY 99
FY 00
FY 01
FY 02
FY 03
FY 04
FY 05
FY 06
FY 07

Slide 16
Strong Cash Flow –
Cash From Operations
459
538
529
631
662
854
955
955
558
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
4.0%
6.0%
8.0%
10.0%
12.0%
FY 07 - $955
$161 pension contribution;
$61 incremental to FY06
Dollars in millions

Slide 17
Financial Leverage
Debt to Debt Equity
21.4%
16.0%
18.0%
20.0%
22.0%
24.0%
26.0%
28.0%
30.0%
32.0%
34.0%
36.0%
38.0%
FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07
Not to exceed 37% over the cycle

Slide 18
FY 2008  Earnings Outlook Assumptions
Segment Sales & Operating Income
  FY 2008 Sales change versus FY 2007
  Industrial North America
.5%   --  1.5%
  Industrial International
8.9%   --  9.9%
  Aerospace
0.0%   --  1.0%
  Climate & Industrial Controls
0.0%   --  1.0%
  FY 2008 Operating margin percentages
  Industrial North America
14.5%   --  14.9%
  Industrial International
14.0%   --  14.4%
  Aerospace
15.7%   --  16.1%
  Climate & Industrial Controls
7.8%   --  8.2%

Slide 19
FY 2008  Earnings Outlook Assumptions
below Operating Margin
Corporate Admin - 5% to   - 9% vs. FY 2007
Interest Expense - 28% to  - 29% vs. FY 2007
Other Exp. (Income)  + 45% to + 41% vs. FY 2007
Tax Rate 30%

Slide 20 Earnings Outlook – FY08 Low High EPS from continuing operations 7.20 $ 7.60 $

Slide 21 Questions & Answers... * *

Appendix Income Statements 4 th Quarter Total Year * * * * * * * *

Slide 23
Income Statement – 4
th
Quarter
Dollars in millions
% of Sales % of Sales
Net Sales
2,874.4 $   100.0% 2,616.7 $ 100.0%
Cost of sales 2,223.8       77.4% 2,054.0    78.5%
Gross profit 650.6          22.6% 562.7        21.5%
S, G & A 333.4          11.6% 277.1        10.6%
Interest expense 21.5            .7% 18.7          .7%
Other (income) expense (2.2)             (.1)% 1.7            .1%
Income from cont'g operations before taxes 297.9          10.4% 265.2        10.1%
Income taxes 80.7            2.8% 77.4          3.0%
Income from cont'g operations 217.2          7.6% 187.8        7.2%
  Discontinued operations 6.0            .2%
Net income
217.2 $       7.6% 193.8 $    7.4%
FY 2007 FY 2006

Slide 24
Income Statement – Total Year
Dollars in millions
% of Sales % of Sales
Net Sales
10,718.1 $ 100.0% 9,385.9 $ 100.0%
Cost of sales 8,273.0       77.2% 7,367.6    78.5%
Gross profit 2,445.1       22.8% 2,018.3    21.5%
S, G & A 1,226.9       11.4% 1,036.6    11.0%
Interest expense 83.4            .8% 75.8          .8%
Other (income) expense (24.4)           (.2)% 5.9            .1%
Income from cont'g operations before taxes 1,159.2       10.8% 900.0        9.6%
Income taxes 329.2          3.1% 261.7        2.8%
Income from cont'g operations 830.0          7.7% 638.3        6.8%
  Discontinued operations 34.9          .4%
Net income
830.0 $       7.7% 673.2 $    7.2%
FY 2007 FY 2006